UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]    Filed by a Party Other Than the Registrant [  ]


Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

                               MFS SERIES TRUST I
                               MFS SERIES TRUST II
                              MFS SERIES TRUST III
                               MFS SERIES TRUST IV
                               MFS SERIES TRUST V
                               MFS SERIES TRUST VI
                              MFS SERIES TRUST VIII
                               MFS SERIES TRUST IX
                               MFS SERIES TRUST X
                               MFS SERIES TRUST XI
                              MFS SERIES TRUST XII
                              MFS SERIES TRUST XIII
                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                          MASSACHUSETTS INVESTORS TRUST
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              (Names of Registrants as Specified in their Charters)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropropriate Box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:
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                                [GRAPHIC OMITTED]

                    Special Meeting of Class R1 Shareholders
                                February 15, 2008



                      YOUR IMMEDIATE ATTENTION IS REQUESTED


Dear Shareholder:

Our records indicate that we have not received your vote on an important proposal affecting your investment(s) in one or more of the Funds referenced on Appendix A. For the reasons set forth in the proxy materials previously delivered to you, EACH FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVES THE PROPOSAL IS IN THE BEST INTEREST OF EACH FUND'S SHAREHOLDERS.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card(s) along with a pre-paid postage envelope.

Choose ONE of the following methods to vote your shares:
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1.   TO SPEAK TO A PROXY SPECIALIST: Dial 1-866-414-6353 and a representative from Broadridge Financial Solutions, Inc. (the Funds' proxy solicitor) will assist you with voting your shares and answer any of your proxy related questions. Specialists available Mon - Fri: 9:30am to 9:00pm and Sat:
     10:00am to 6:00pm Eastern Standard Time
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2.   VOTE BY TOUCH-TONE: Dial the TOLL-FREE touch-tone voting number listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week.
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VOTE VIA INTERNET: Go to the website listed on your proxy card, enter the
CONTROL NUMBER printed on your proxy card and follow the simple instructions.
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3.   VOTE BY MAIL: Sign and Date the enclosed proxy card and mail back using the enclosed pre-paid postage envelope
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             YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!

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                                                                      Appendix A
MFS Series Trust I (File Nos. 33-7638 and 811-4777)
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MFS Cash Reserve Fund
MFS Core Equity Fund
MFS Core Growth Fund
MFS New Discovery Fund
MFS Research International Fund
MFS Technology Fund
MFS Value Fund

MFS Series Trust II (File Nos. 33-7637 and 811-4775)
-------------------
MFS Emerging Growth Fund

MFS Series Trust III (File Nos. 2-60491 and 811-2794)
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MFS High Income Fund

MFS Series Trust IV (File Nos. 2-54607 and 811-2594)
-------------------
MFS Mid Cap Growth Fund

MFS Series Trust V (File Nos. 2-38613 and 811-2031)
------------------
MFS International New Discovery Fund
MFS Research Fund
MFS Total Return Fund

MFS Series Trust VI (File Nos. 33-34502 and 811-6102)
-------------------
MFS Global Equity Fund
MFS Global Total Return Fund
MFS Utilities Fund

MFS Series Trust VIII (File Nos. 33-37972 and 811-5262)
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MFS Global Growth Fund

MFS Series Trust IX (File Nos. 2-50409 and 811-2464)
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MFS Bond Fund
MFS Inflation-Adjusted Bond Fund
MFS Limited Maturity Fund
MFS Research Bond Fund

MFS Series Trust X (File Nos. 33-1657 and 811-4492)
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MFS Aggressive Growth Allocation Fund
MFS Conservative Allocation Fund
MFS Growth Allocation Fund
MFS International Diversification Fund
MFS Moderate Allocation Fund
MFS New Endeavor Fund
MFS Strategic Value Fund

MFS Series Trust XI (File Nos. 33-68310 and 811-7992)
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MFS Mid Cap Value Fund

MFS Series Trust XII (File Nos. 333-126328 and 811-21780)
MFS Lifetime Retirement Income Fund

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MFS Lifetime 2010 Fund
MFS Lifetime 2020 Fund
MFS Lifetime 2030 Fund
MFS Lifetime 2040 Fund

MFS Series Trust XIII (File Nos. 2-74959 and 811-3327)
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MFS Government Securities Fund

Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-00859)

Massachusetts Investors Trust (File Nos. 2-11401 and 811-00203)